UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2016

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI                     48170-2461

(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code             (734) 414-6100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2016, the Management Development, Compensation and Stock Option Committee (the “Committee”) of the Board of Directors of Perceptron, Inc. (the “Company”) approved the Company’s Fiscal 2017 Executive Short Term and Long Term Incentive Plans (the “Plans”). All Company officers, including the named executive officers, other than W. Richard Marz, employed on or before December 31, 2016, are eligible to participate in the Plans.

Written descriptions of the Plans have been filed as Exhibit 10.1 to this Current Report Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

D.	Exhibits.

Exhibit No.	Description
Exhibit 10.1	Written Descriptions of the Fiscal 2017 Executive Short Term Incentive Plan and Fiscal 2017 Executive Long Term Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: September 2, 2016	/s/ David L. Watza
By: David L. Watza
Its: Senior Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Written Descriptions of the Fiscal 2017 Executive Short Term Incentive Plan and Fiscal 2017 Executive Long Term Incentive Plan

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